UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2008

Date of reporting period: August 1, 2007 — January 31, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Growth Opportunities Fund

1|31|08

Semiannual Report

PUTNAM INVESTMENTS

GROWTH FUNDS look for stocks of companies that have the potential to grow over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
Growth Opportunities
Fund

1|31|08

Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Interview with your fund’s Portfolio Leaders	7
Performance in depth	13
Expenses	16
Portfolio turnover	18
Risk	19
Your fund’s management	20
Terms and definitions	22
Trustee approval of management contract	24
Other information for shareholders	29
Financial statements	30
Brokerage commissions	51

Cover photograph: Vineyard, Napa County, California © Charles O’Rear

Message from the Trustees

Dear Fellow Shareholder:

In early 2008, financial markets face clear challenges. What began as a rise in defaults for a limited segment of the U.S. mortgage market has spread across the global financial sector and produced a significant tightening of credit conditions. Forecasts for global growth have been reduced as a result, and markets have reacted by sending stock prices lower. In the United States, the economy weakened sharply in late 2007, raising the chance of a recession this year. Fortunately, policymakers have taken action to stimulate growth: The Federal Reserve Board cut interest rates, and federal lawmakers, working with the president, approved a $168 billion fiscal stimulus plan.

As investors, it is natural to feel discouraged by disappointing short-term results. During these challenging times, it is important to remember the value of a long-term perspective and the counsel of your financial representative. The normal condition of the economy and corporate earnings is one of growth, albeit with occasional interruptions. As in the past, after a period of weakness the economy is likely to regain its momentum and produce the growth and corporate earnings that investors expect.

Starting this month, we have changed the portfolio manager’s commentary in this report to a question-and-answer format. We feel that this makes the information more readable and accessible, and we hope you think so as well.

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Lastly, we note that Putnam Investments celebrated its 70th anniversary in November. From modest beginnings in Boston, Massachusetts, the company has grown into a global asset manager that serves millions of investors worldwide. Although the mutual fund industry has undergone many changes since George Putnam introduced his innovative balanced fund in 1937, Putnam’s guiding principles have not. As we celebrate this 70-year milestone, we look forward to Putnam continuing its long tradition of prudent money management. Thank you for your support of the Putnam funds.

Putnam Growth Opportunities Fund:
Seeking America’s biggest growing companies

When Putnam Growth Opportunities Fund opened to the investing public in August 1997, its managers were committed to seeking growth potential in the types of U.S. companies that dominated the markets — large yet flexible, coupling the benefits of size and scale with the ability to respond to changing tastes and new technologies.

A decade later, the fund continues to target the stocks of these companies, using rigorous research techniques to identify those believed to have both a competitive edge in markets around the world and the potential to gain market dominance and produce strong profits. Of course, as with any fund that invests in stocks, there are risks involved. The fund’s focus on large U.S. companies can affect its performance, particularly during times when large-cap stocks are out of favor. The management team seeks to manage this risk by investing with a long-term perspective, looking for companies it believes have the fundamental strength to deliver results over time, despite market setbacks. While the fund favors growth stocks, the portfolio team also seeks to cushion the impact of market volatility at times when growth-style investing is out of favor.

In the fund’s first report to shareholders, then-Chairman of the Trustees George Putnam wrote of the management team: “Besides taking advantage of today’s opportunities, they have sought companies that have proved themselves in fair weather and foul, mindful that exuberant markets such as today’s do not last forever.”

While not all large-cap companies in which the fund has invested have been able to weather the tough times, many that were in the fund’s portfolio in the mid-1990s have continued to grow and prosper. Several of them, including Microsoft, Intel, and The Home Depot, have since been added to the select group of 30 companies that make up the Dow Jones Industrial Average.

Regardless of how market conditions change in the years ahead, your fund will continue to favor what we view as leading companies with dominant products, services, and barriers to entry against potential competitors. We believe that such companies, when the market underestimates the sustainability of their growth and returns, make attractive investments.

Stocks with above-average earnings may be more volatile, especially if earnings do not continue to grow.

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s management team seeks attractive growth stocks. Once a stock is selected for the portfolio, it is regularly assessed by members of the team to ensure that it continues to meet their criteria, including:

Growth They examine each company’s financials, including its sales, earnings, and cash flow, and target those believed to offer growth potential.

Quality They look for characteristics such as solid management teams, sound business models, a record of strong performance, and high levels of free-cash flow generation and capital investment discipline.

Valuation They carefully consider how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Putnam Growth Opportunities Fund seeks to invest in leading
large companies with the potential to grow rapidly.

Performance snapshot

Putnam Growth
Opportunities Fund

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 7 and 13–15 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

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The period in review

Gentlemen, you joined the fund as the new portfolio team in late January 2008. Before we discuss any changes you plan to introduce, Jeff, can you recap the fund’s performance in the first half of its fiscal year, since the end of July 2007?

Sure. Stocks generally fell during the period. In mid 2007, conditions that had been helping to fuel price appreciation among many large-company stocks disappeared as the subprime mortgage crisis expanded. Before the crisis, a high degree of market liquidity had encouraged investors to take risks. As the credit crunch took hold, however, liquidity evaporated, the U.S. economic outlook worsened, and volatility increased during the year’s second half.

The fund recorded a decline of 3.51% in the period. It outperformed its primary benchmark, the S&P 500 Index, thanks to its growth-style investments, which led the market for much of the period, except during the final months.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/08. See page 6 and pages 13–15 for additional fund performance information. Index descriptions can be found on page 23.

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However, the fund lagged behind its secondary benchmark, the Russell 1000 Growth Index, as well as its Lipper peer group of large-cap growth funds, due primarily to weakness among stocks in the financials, consumer staples, and consumer cyclicals sectors.

Jeff, why did the subprime mortgage crisis spread to the stock market and have an impact on the fund?

The crisis hurt stocks because it diminished the outlook for the broader economy. It also caused the financials sector to underperform the market, as a number of financial institutions announced major losses from their subprime mortgage exposures. Fortunately, the fund’s overall positioning in the financials sector had only a modest adverse impact on results versus the benchmark. Fund holdings that under-performed due to subprime mortgage exposure were Bear Stearns and Countrywide Financial. Investment bank Bear Stearns had exposure to subprime mortgages through its hedge funds. Countrywide experienced a steep rise in mortgage defaults and delinquencies that left it in a weakened capital position. These holdings were sold by the previous portfolio team and are no longer in the fund. Having a more positive impact on fund results were positions in credit-card company MasterCard, asset manager BlackRock, and investment bank Goldman Sachs.

Top 10 holdings

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 1/31/08. Also shown is each holding’s market sector and the specific industry within that sector. Holdings will vary over time.

HOLDING	SECTOR	INDUSTRY

Goldman Sachs Group, Inc. (The) (3.0%)	Financials	Investment banking/brokerage

Microsoft Corp. (3.0%)	Technology	Software

American International Group, Inc. (3.0%)	Financials	Insurance

Cisco Systems, Inc. (2.8%)	Technology	Communications equipment

Google, Inc. Class A (2.4%)	Technology	Technology services

United Technologies Corp. (2.2%)	Capital goods	Aerospace and defense

Johnson & Johnson (2.2%)	Health care	Pharmaceuticals

Procter & Gamble Co. (The) (2.1%)	Consumer staples	Consumer goods

Lockheed Martin Corp. (2.0%)	Capital goods	Aerospace and defense

Wells Fargo & Co. (2.0%)	Financials	Banking

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Stocks of consumer staples and cyclicals companies fell as consumers curtailed spending. An example is Starbucks, whose shares fell on concerns that consumers would be less willing to spend money on expensive coffee, and because of increasing competition from lower-cost alternatives such as McDonald’s and Dunkin’ Donuts. The previous portfolio team sold the fund’s position in Starbucks.

Within consumer cyclicals, the fund’s large position in McGraw-Hill experienced a setback because of investors’ concerns that its subsidiary, Standard & Poor’s, might face legal actions for perceived malpractice in its ratings of firms with subprime credit exposure. Harley-Davidson’s shares lost value due to investors’ worries about potential defaults on loans it had extended to motorcycle buyers and because of slow U.S. sales. We are evaluating these holdings along with all others and may adjust the portfolio.

Rob, what were the areas of strength within the fund?

Technology and health-care positions contributed gains. Google remained ahead of competitors with a stunning 60% market share of global Internet searches and increasing investor confidence in the strength of its advertising technology. Oracle benefited from increases in software licensing agreements. Microsoft also advanced during the period.

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

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In the health-care sector, pharmacy benefit manager Express Scripts’ shares posted gains late in the period after the company forecast strong earn ings based on increased use of generic and mail-order drugs. Medco Health Solutions also performed well for similar reasons.

Stock selections within the energy sector also helped results. Overweight positions in oil and gas exploration companies Devon Energy, Occidental Petroleum, and EOG Resources, in particular, contributed positively to results. As with the holdings that underperformed, we are also reviewing the fund’s positions in these stocks to determine whether we will make changes.

Rob, as you and Jeff take the helm, could you share some key elements of your strategy and stock-selection process?

We will continue to use a combination of fundamental and quantitative research methods to select stocks of large, highly competitive U.S. companies with strong revenue and earnings-growth prospects. In executing our process, we plan to focus attention on risk management by balancing portfolio risks that arise from different factors. If fundamental factors point to a significant risk in a stock, we will be careful that this is fully recognized by our quantitative analysis, and vice versa. Similarly, we will also balance our analysis of what we call bottom-up risk factors, such as a stock’s valuation and earnings-growth momentum, with top-down factors, which include the macroeconomic environment and specific industry considerations. Our goal is to construct a portfolio that can participate when growth stocks lead markets and be more resilient during episodes of market volatility.

What are your thoughts about positioning the fund today, given current market conditions and your expectations for the rest of the fiscal year?

The big question today is whether the U.S. economy will deteriorate from its current slow pace into an actual recession. This question is important to us because historical data indicates strongly that a recession has a greater impact on stock prices than a mere economic slowdown. We are inclined to position the fund conservatively.

Nevertheless, we are not entirely pessimistic. We believe that at this point, late in the economic cycle, large-cap growth stocks are attractive relative to other stocks. Since many growth companies have business models that can generate growth even amid weak economic conditions, they are likely to be prized by investors in this period of uncertainty. Also, in our view, among the spectrum of growth stocks, large companies should be less volatile than small companies. Large companies have the advantages of diverse products and services as well as strong distribution capabilities.

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We are also encouraged by the actions being taken by policymakers. The Federal Reserve (the Fed) cut rates aggressively in January, the federal government has approved an economic stimulus plan, and we expect additional actions in coming months. These measures might not avert a recession, but they clearly have investment implications. The dollar is likely to remain under pressure, because foreign central banks did not join the Fed in cutting rates, meaning that U.S. rates are now relatively less attractive. A weak dollar helps large U.S. multinational companies, giving them an advantage versus competitors whose products or services are priced in other currencies. Also, companies that earn profits offshore translate these earnings back to dollars at a more favorable exchange rate.

Although we have a cautious stance at the moment, we are prepared to look for opportunities even if a recession comes to pass. We know from studying past cycles that some of the strongest gains for equity investors have begun to accrue to stocks in the middle of a recession, before an economic recovery even started. For growth stocks in particular, this is a key phase of the market cycle. We are carefully analyzing large-cap growth stocks with a competitive edge in their industries to identify those we consider most likely to deliver strong capital appreciation.

I N V E S T M E N T  I N S I G H T

An economic recession, according to the National Bureau of Economic Research (NBER), is a significant decline in economic activity spread across the economy and lasting more than a few months. The symptoms of such a decline are normally visible in data that tracks income, employment, industrial production, and sales. Compared with expansions, most recessions are brief. The seven recessions that have occurred since 1960 have lasted 11 months on average, versus 64 months for the average expansion. Recessions, also defined by some as two consecutive quarters of contracting GDP, have become increasingly rare in recent decades, as the Federal Reserve has become more adept at helping the economy avoid them and as technology has enabled businesses to adjust more rapidly to changing market conditions.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

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Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Stocks with above-average earnings may be more volatile, especially if earnings do not continue to grow.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2008, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. The performance information does not reflect any deductions for taxes that a shareholder may owe on fund distributions or the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance

Total return for periods ended 1/31/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(10/2/95)		(8/1/97)		(2/1/99)		(8/1/97)		(1/21/03)	(7/1/99)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	5.41%	4.90%	4.58%	4.58%	4.63%	4.63%	4.83%	4.53%	5.14%	5.61%

10 years	5.74	–0.32	–1.93	–1.93	–1.68	–1.68	0.46	–3.02	3.14	8.31
Annual average	0.56	–0.03	–0.19	–0.19	–0.17	–0.17	0.05	–0.31	0.31	0.80

5 years	42.73	34.49	37.56	35.56	37.48	37.48	39.16	34.25	40.95	44.63
Annual average	7.37	6.11	6.59	6.27	6.57	6.57	6.83	6.07	7.11	7.66

3 years	15.55	8.93	12.91	9.91	12.92	12.92	13.73	9.72	14.57	16.41
Annual average	4.94	2.89	4.13	3.20	4.13	4.13	4.38	3.14	4.64	5.20

1 year	–4.21	–9.71	–4.92	–9.67	–4.92	–5.87	–4.68	–8.02	–4.46	–3.94

6 months	–3.51	–9.08	–3.89	–8.69	–3.91	–4.87	–3.81	–7.14	–3.68	–3.37

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively, as of 1/2/08. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

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Comparative index returns

For periods ended 1/31/08

		Russell 1000	Lipper Large-Cap Growth
	S&P 500 Index	Growth Index	Funds category average*

Annual average
(life of fund)	9.07%	6.87%	6.81%

10 years	65.09	30.34	49.37
Annual average	5.14	2.69	3.88

5 years	76.52	67.32	62.52
Annual average	12.04	10.84	10.12

3 years	23.48	22.45	20.94
Annual average	7.28	6.98	6.47

1 year	–2.31	0.51	1.51

6 months	–4.32	–3.15	–2.04

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 1/31/08, there were 749, 726, 603, 521, 243, and 136 funds, respectively, in this Lipper category.

Fund price and distribution* information

For the six-month period ended 1/31/08

	Class A		Class B	Class C	Class M		Class R	Class Y
Share value:	NAV	POP†	NAV	NAV	NAV	POP†	NAV	NAV

7/31/07	$14.84	$15.75	$13.89	$14.07	$14.19	$14.70	$14.68	$15.14

1/31/08	14.32	15.19	13.35	13.52	13.65	14.15	14.14	14.63

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* The fund made no distributions during the period.

† Reflects an increase in sales charges that took effect on 1/2/08.

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Fund performance as of most recent calendar quarter

Total return for periods ended 12/31/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(10/2/95)		(8/1/97)		(2/1/99)		(8/1/97)		(1/21/03)	(7/1/99)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	6.09%	5.58%	5.26%	5.26%	5.31%	5.31%	5.51%	5.21%	5.83%	6.30%

10 years	16.40	9.68	8.01	8.01	8.15	8.15	10.61	6.77	13.54	19.19
Annual average	1.53	0.93	0.77	0.77	0.79	0.79	1.01	0.66	1.28	1.77

5 years	50.04	41.45	44.37	42.37	44.30	44.30	46.20	41.04	48.21	51.89
Annual average	8.45	7.18	7.62	7.32	7.61	7.61	7.89	7.12	8.19	8.72

3 years	19.71	12.85	17.04	14.04	16.99	16.99	17.85	13.76	18.80	20.64
Annual average	6.18	4.11	5.38	4.48	5.37	5.37	5.63	4.39	5.91	6.45

1 year	5.61	–0.45	4.80	–0.20	4.82	3.82	5.07	1.38	5.32	5.91

6 months	1.25	–4.57	0.84	–4.16	0.76	–0.24	0.96	–2.58	1.06	1.35

Fund’s annual operating expenses

For the fiscal year ended 7/31/07

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses*	1.32%	2.07%	2.07%	1.82%	1.57%	1.07%

Total annual fund
operating expenses	1.53	2.28	2.28	2.03	1.78	1.28

* Reflects Putnam Management’s decision to contractually limit expenses through 7/31/08.

  Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Growth Opportunities Fund from August 1, 2007, to January 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.42	$ 10.11	$ 10.10	$ 8.88	$ 7.65	$ 5.19

Ending value (after expenses)	$964.90	$961.10	$960.90	$961.90	$963.20	$966.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2008, use the calculation method below. To find the value of your investment on August 1, 2007, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.60	$ 10.38	$ 10.38	$ 9.12	$ 7.86	$ 5.33

Ending value (after expenses)	$1,018.60	$1,014.83	$1,014.83	$1,016.09	$1,017.34	$1,019.86

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	1.30%	2.05%	2.05%	1.80%	1.55%	1.05%

Average annualized expense
ratio for Lipper peer group*	1.29%	2.04%	2.04%	1.79%	1.54%	1.04%

* Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 12/31/07.

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Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for the fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2007	2006	2005	2004	2003

Putnam Growth
Opportunities Fund	65%	88%	114%	53%	61%

Lipper Large-Cap Growth Funds
category average	92%	90%	96%	92%	102%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on July 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2007 is based on information available as of 12/31/07.

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Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of December 31, 2007. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

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Your fund’s management

Your fund is managed by the members of the Putnam Global Asset Allocation Team. Jeffrey Knight and Robert Schoen are Portfolio Leaders of your fund. The Portfolio Leaders coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Global Asset Allocation Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investors section of www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leaders have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of January 31, 2008 and January 31, 2007.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 1/31/07.

Trustee and Putnam employee fund ownership

As of January 31, 2008, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 224,000	$ 90,000,000

Putnam employees	$4,849,000	$669,000,000

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Other Putnam funds managed by the Portfolio Leaders

Jeffrey Knight is also a Portfolio Leader of Putnam Asset Allocation Funds (Growth, Balanced, and Conservative Portfolios), Putnam Income Strategies Fund, and Putnam Voyager Fund, and a Portfolio Member of The George Putnam Fund of Boston and Putnam Discovery Growth Fund.

Robert Schoen is also a Portfolio Leader of Putnam Voyager Fund, and a Portfolio Member of Putnam Asset Allocation Funds (Growth, Balanced, and Conservative Portfolios), Putnam Income Strategies Fund, and Putnam Discovery Growth Fund.

Jeffrey Knight and Robert Schoen may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leaders

During the reporting period ended January 31, 2008, Jeffrey Knight and Robert Schoen became Portfolio Leaders of your fund. These changes followed the departure of Portfolio Leaders Robert Ginsberg and Kelly Morgan from your fund’s management team.

21

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

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Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2007.

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of

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such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 1st percentile in management fees and in the 52nd percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group

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of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will be applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

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The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Large-Cap Growth Funds) for the one-, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

29th	76th	90th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 722, 613, and 503 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

The Trustees noted the disappointing performance for your fund for the three- and five-year periods ended March 31, 2007. In this regard, the Trustees considered that Putnam Management had made changes to the fund’s investment team in February 2005 that it believed would both clarify and strengthen the fund’s strategy for growth investing and position the fund well for a turn-around in performance.

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance,

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Large-Cap Growth Funds category for the one-, five-, and ten-year periods ended December 31, 2007, were 90%, 94%, and 94%, respectively. Over the one-, five-, and ten-year periods ended December 31, 2007, the fund ranked 651st out of 723, 482nd out of 515, and 224th out of 239 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

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the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

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Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

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Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

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The fund’s portfolio 1/31/08 (Unaudited)

COMMON STOCKS (97.9%)*

	Shares	Value

Advertising and Marketing Services (1.7%)
Omnicom Group, Inc.	182,500	$8,280,025

Aerospace and Defense (8.7%)
Alliant Techsystems, Inc. †	24,900	2,635,665
Boeing Co. (The)	112,200	9,332,796
L-3 Communications Holdings, Inc.	88,000	9,753,040
Lockheed Martin Corp.	92,200	9,950,224
United Technologies Corp.	148,800	10,923,408
		42,595,133

Automotive (0.5%)
Harley-Davidson, Inc. (S)	56,497	2,292,648

Banking (3.2%)
U.S. Bancorp	177,900	6,039,705
Wells Fargo & Co.	289,100	9,832,291
		15,871,996

Beverage (0.2%)
Pepsi Bottling Group, Inc. (The)	23,717	826,537

Building Materials (0.7%)
Sherwin-Williams Co. (The)	61,600	3,524,136

Chemicals (0.9%)
Potash Corp. of Saskatchewan (Canada)	32,800	4,620,864

Commercial and Consumer Services (1.5%)
Dun & Bradstreet Corp. (The)	49,531	4,555,861
Equifax, Inc.	79,800	2,959,782
		7,515,643

Communications Equipment (2.8%)
Cisco Systems, Inc. †	568,012	13,916,294

Computers (2.3%)
Apple Computer, Inc. †	70,400	9,529,344
Research in Motion, Ltd. (Canada) †	17,300	1,624,124
		11,153,468

Conglomerates (1.8%)
Danaher Corp. (S)	115,300	8,584,085

Consumer Finance (3.1%)
American Express Co.	117,800	5,809,896
Capital One Financial Corp.	100,200	5,491,962
Mastercard, Inc. Class A	19,600	4,057,200
		15,359,058

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COMMON STOCKS (97.9%)* continued

	Shares	Value

Consumer Goods (2.1%)
Procter & Gamble Co. (The)	157,000	$10,354,150

Electronics (3.1%)
Amphenol Corp. Class A	98,600	3,938,084
Intel Corp.	319,500	6,773,400
Texas Instruments, Inc.	138,100	4,271,433
		14,982,917

Energy (0.8%)
Halliburton Co. (S)	110,600	3,668,602

Financial (1.9%)
Assurant, Inc.	44,600	2,894,094
CME Group, Inc.	5,900	3,651,510
Moody’s Corp.	84,186	2,945,668
		9,491,272

Health Care Services (6.9%)
Aetna, Inc.	108,800	5,794,688
Express Scripts, Inc. †	104,500	7,052,705
Medco Health Solutions, Inc. †	147,200	7,371,776
UnitedHealth Group, Inc.	139,700	7,102,348
WellPoint, Inc. †	82,000	6,412,400
		33,733,917

Insurance (4.3%)
American International Group, Inc.	265,200	14,628,432
Berkshire Hathaway, Inc. Class B †	595	2,707,250
Prudential Financial, Inc.	43,800	3,695,406
		21,031,088

Investment Banking/Brokerage (5.9%)
BlackRock, Inc.	13,100	2,896,410
Blackstone Group LP (The)	157,300	2,886,455
Franklin Resources, Inc.	52,800	5,503,344
Goldman Sachs Group, Inc. (The)	73,900	14,836,903
T. Rowe Price Group, Inc.	50,100	2,534,559
		28,657,671

Lodging/Tourism (1.4%)
Las Vegas Sands Corp. † (S)	30,700	2,691,469
Wyndham Worldwide Corp.	175,700	4,139,492
		6,830,961

Machinery (2.8%)
Caterpillar, Inc.	87,700	6,238,978
Joy Global, Inc.	43,400	2,736,370
Parker-Hannifin Corp.	38,750	2,619,888
Terex Corp. †	36,600	2,150,616
		13,745,852

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COMMON STOCKS (97.9%)* continued

	Shares	Value

Manufacturing (0.4%)
Mettler-Toledo International, Inc. †	20,600	$2,045,580

Media (1.4%)
Walt Disney Co. (The)	231,200	6,919,816

Medical Technology (4.2%)
Becton, Dickinson and Co.	58,300	5,044,699
Hospira, Inc. † (S)	72,100	2,964,031
Medtronic, Inc.	191,500	8,918,155
St. Jude Medical, Inc. †	93,900	3,803,889
		20,730,774

Metals (0.6%)
Freeport-McMoRan Copper & Gold, Inc. Class B	35,300	3,142,759

Oil & Gas (7.9%)
ConocoPhillips	100,200	8,048,064
Devon Energy Corp. (S)	85,200	7,240,296
EOG Resources, Inc. (S)	58,200	5,092,500
Hess Corp. (S)	37,800	3,433,374
Occidental Petroleum Corp.	100,500	6,820,935
Suncor Energy, Inc. (Canada) (S)	28,700	2,697,226
Valero Energy Corp.	90,700	5,368,533
		38,700,928

Pharmaceuticals (2.2%)
Johnson & Johnson	170,500	10,785,830

Publishing (1.6%)
McGraw-Hill Cos., Inc. (The)	187,500	8,017,500

Real Estate (1.2%)
CB Richard Ellis Group, Inc. Class A †	291,265	5,653,454

Restaurants (1.1%)
Yum! Brands, Inc.	156,100	5,332,376

Retail (7.8%)
Best Buy Co., Inc. (S)	169,900	8,292,819
Costco Wholesale Corp.	63,200	4,293,808
CVS Caremark Corp.	190,600	7,446,742
Lowe’s Cos., Inc.	183,600	4,854,384
Priceline.com, Inc. † (S)	10,600	1,150,312
Ross Stores, Inc. (S)	107,800	3,142,370
Staples, Inc.	367,900	8,807,526
		37,987,961

Software (6.3%)
Activision, Inc. †	43,000	1,112,410
Adobe Systems, Inc. † #	188,900	6,598,277
Autodesk, Inc. †	52,300	2,152,145

33

COMMON STOCKS (97.9%)* continued

	Shares	Value

Software continued
Microsoft Corp.	448,800	$14,630,880
Oracle Corp. †	274,000	5,630,700
VMware, Inc. Class A † (S)	11,800	668,470
		30,792,882

Technology Services (5.5%)
Accenture, Ltd. Class A (Bermuda)	122,300	4,234,026
Cognizant Technology Solutions Corp. †	139,800	3,900,420
eBay, Inc. †	262,000	7,045,180
Google, Inc. Class A †	20,395	11,508,899
		26,688,525

Textiles (0.3%)
NIKE, Inc. Class B	23,600	1,457,536

Trucks & Parts (0.4%)
WABCO Holdings, Inc.	47,466	1,912,405

Waste Management (0.4%)
Republic Services, Inc.	62,000	1,860,000

Total common stocks (cost $467,731,955)		$479,064,643

SHORT-TERM INVESTMENTS (7.2%)*

	Principal amount/shares	Value

Putnam Prime Money Market Fund (e)	5,433,570	$5,433,570
Short-term investments held as collateral for loaned
securities with yields ranging from 2.60% to 5.25%
and due dates ranging from February 1, 2008
to March 24, 2008 (d)	$29,948,408	29,905,224

Total short-term investments (cost $35,338,794)		$35,338,794

TOTAL INVESTMENTS

Total investments (cost $503,070,749)		$514,403,437

   * Percentages indicated are based on net assets of $489,558,838.

   † Non-income-producing security.

   # A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at January 31, 2008.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(S) Securities on loan, in part or in entirety, at January 31, 2008.

34

FUTURES CONTRACTS OUTSTANDING at 1/31/08 (Unaudited)

	Number of		Expiration	Unrealized
	contracts	Value	date	appreciation

S&P 500 Index (Long)	26	$8,967,400	Mar-08	$70,117

The accompanying notes are an integral part of these financial statements.

35

Statement of assets and liabilities 1/31/08 (Unaudited)

ASSETS

Investment in securities, at value, including $29,114,842 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $497,637,179)	$508,969,867
Affiliated issuers (identified cost $5,433,570) (Note 5)	5,433,570

Cash	769,892

Dividends, interest and other receivables	703,157

Receivable for shares of the fund sold	499,188

Receivable for securities sold	7,109,466

Receivable for variation margin (Note 1)	88,090

Total assets	523,573,230

LIABILITIES

Payable for securities purchased	1,586,329

Payable for shares of the fund repurchased	1,000,219

Payable for compensation of Manager (Notes 2 and 5)	678,355

Payable for investor servicing fees (Note 2)	191,105

Payable for custodian fees (Note 2)	16,203

Payable for Trustee compensation and expenses (Note 2)	209,971

Payable for administrative services (Note 2)	2,940

Payable for distribution fees (Note 2)	195,925

Collateral on securities loaned, at value (Note 1)	29,905,224

Other accrued expenses	228,121

Total liabilities	34,014,392

Net assets	$489,558,838

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$3,233,877,699

Accumulated net investment loss (Note 1)	(1,304,832)

Accumulated net realized loss on investments (Note 1)	(2,754,416,834)

Net unrealized appreciation of investments	11,402,805

Total — Representing net assets applicable to capital shares outstanding	$489,558,838

(Continued on next page)

36

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($336,469,725 divided by 23,499,551 shares)	$14.32

Offering price per class A share
(100/94.25 of $14.32)*	$15.19

Net asset value and offering price per class B share
($119,750,515 divided by 8,972,593 shares)**	$13.35

Net asset value and offering price per class C share
($19,095,743 divided by 1,412,381 shares)**	$13.52

Net asset value and redemption price per class M share
($6,937,192 divided by 508,182 shares)	$13.65

Offering price per class M share
(100/96.50 of $13.65)*	$14.15

Net asset value, offering price and redemption price per class R share
($144,015 divided by 10,181 shares)	$14.14

Net asset value, offering price and redemption price per class Y share
($7,161,648 divided by 489,614 shares)	$14.63

  * On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

37

Statement of operations Six months ended 1/31/08 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $1,211)	$ 2,687,372

Interest (including interest income of $139,673
from investments in affiliated issuers) (Note 5)	141,764

Securities lending	52,220

Total investment income	2,881,356

EXPENSES

Compensation of Manager (Note 2)	1,902,506

Investor servicing fees (Note 2)	1,130,777

Custodian fees (Note 2)	13,302

Trustee compensation and expenses (Note 2)	18,942

Administrative services (Note 2)	10,889

Distribution fees — Class A (Note 2)	455,968

Distribution fees — Class B (Note 2)	748,367

Distribution fees — Class C (Note 2)	108,346

Distribution fees — Class M (Note 2)	28,949

Distribution fees — Class R (Note 2)	441

Other	215,028

Non-recurring costs (Notes 2 and 6)	954

Costs assumed by Manager (Notes 2 and 6)	(954)

Fees waived and reimbursed by Manager (Notes 2 and 5)	(393,925)

Total expenses	4,239,590

Expense reduction (Note 2)	(53,402)

Net expenses	4,186,188

Net investment loss	(1,304,832)

Net realized loss on investments (Notes 1 and 3)	(173,047)

Net realized loss on futures contracts (Note 1)	(817,547)

Net unrealized depreciation of investments
and futures contracts during the period	(15,388,525)

Net loss on investments	(16,379,119)

Net decrease in net assets resulting from operations	$(17,683,951)

The accompanying notes are an integral part of these financial statements.

38

Statement of changes in net assets

DECREASE IN NET ASSETS

	Six months ended	Year ended
	1/31/08*	7/31/07

Operations:
Net investment loss	$ (1,304,832)	$ (3,827,678)

Net realized gain (loss) on investments	(990,594)	45,272,010

Net unrealized appreciation (depreciation) of investments	(15,388,525)	46,166,293

Net increase (decrease) in net assets
resulting from operations	(17,683,951)	87,610,625

Redemption fees (Note 1)	268	1,163

Decrease from capital share transactions (Note 4)	(60,282,526)	(184,607,948)

Total decrease in net assets	(77,966,209)	(96,996,160)

NET ASSETS

Beginning of period	567,525,047	664,521,207

End of period (including accumulated net investment
loss of $1,304,832 and $—, respectively)	$ 489,558,838	$ 567,525,047

* Unaudited

The accompanying notes are an integral part of these financial statements.

39

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

			Net						Total			Ratio of net
	Net asset		realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	distributions	fees	of period	value(%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
January 31, 2008**	$14.84	(.02)(d)	(.50)	(.52)	—	—	—(e)	$14.32	(3.51)*	$336,470	.65*(d)	(.12)*(d)	18.83*
July 31, 2007	12.99	(.04)(d)	1.89	1.85	—	—	—(e)	14.84	14.24	361,708	1.32(d)	(.30)(d)	64.83
July 31, 2006	13.20	—(d,e,f)	(.09)	(.09)	(.12)	(.12)	—(e)	12.99	(.74)(f)	353,600	1.26(d,f)	(.03)(d,f)	88.39
July 31, 2005	11.94	.07(d,g,h)	1.19	1.26	—	—	—(e)	13.20	10.55(h)	451,245	1.37(d)	.60(d,g,h)	114.18
July 31, 2004	11.75	(.03)(d)	.22	.19	—	—	—(e)	11.94	1.62	625,338	1.34(d)	(.26)(d)	53.05
July 31, 2003	10.90	(.01)	.86	.85	—	—	—	11.75	7.80	958,644	1.25	(.10)	61.18

CLASS B
January 31, 2008**	$13.89	(.07)(d)	(.47)	(.54)	—	—	—(e)	$13.35	(3.89)*	$119,751	1.03*(d)	(.49)*(d)	18.83*
July 31, 2007	12.24	(.14)(d)	1.79	1.65	—	—	—(e)	13.89	13.48	167,563	2.07(d)	(1.03)(d)	64.83
July 31, 2006	12.44	(.10)(d,f)	(.09)	(.19)	(.01)	(.01)	—(e)	12.24	(1.55)(f)	267,264	2.01(d,f)	(.77)(d,f)	88.39
July 31, 2005	11.34	(.02)(d,g,h)	1.12	1.10	—	—	—(e)	12.44	9.70(h)	425,258	2.12(d)	(.17)(d,g,h)	114.18
July 31, 2004	11.24	(.12)(d)	.22	.10	—	—	—(e)	11.34	.89	561,591	2.09(d)	(1.01)(d)	53.05
July 31, 2003	10.51	(.09)	.82	.73	—	—	—	11.24	6.95	771,151	2.00	(.85)	61.18

CLASS C
January 31, 2008**	$14.07	(.07)(d)	(.48)	(.55)	—	—	—(e)	$13.52	(3.91)*	$19,096	1.03*(d)	(.50)*(d)	18.83*
July 31, 2007	12.40	(.14)(d)	1.81	1.67	—	—	—(e)	14.07	13.47	22,364	2.07(d)	(1.04)(d)	64.83
July 31, 2006	12.60	(.10)(d,f)	(.09)	(.19)	(.01)	(.01)	—(e)	12.40	(1.53)(f)	26,724	2.01(d,f)	(.77)(d,f)	88.39
July 31, 2005	11.48	(.02)(d,g,h)	1.14	1.12	—	—	—(e)	12.60	9.76(h)	36,807	2.12(d)	(.15)(d,g,h)	114.18
July 31, 2004	11.39	(.12)(d)	.21	.09	—	—	—(e)	11.48	.79	50,249	2.09(d)	(1.01)(d)	53.05
July 31, 2003	10.65	(.09)	.83	.74	—	—	—	11.39	6.95	82,977	2.00	(.85)	61.18

CLASS M
January 31, 2008**	$14.19	(.05)(d)	(.49)	(.54)	—	—	—(e)	$13.65	(3.81)*	$6,937	.91*(d)	(.37)*(d)	18.83*
July 31, 2007	12.48	(.11)(d)	1.82	1.71	—	—	—(e)	14.19	13.70	8,011	1.82(d)	(.79)(d)	64.83
July 31, 2006	12.68	(.07)(d,f)	(.09)	(.16)	(.04)	(.04)	—(e)	12.48	(1.27)(f)	9,472	1.76(d,f)	(.52)(d,f)	88.39
July 31, 2005	11.52	.02(d,g,h)	1.14	1.16	—	—	—(e)	12.68	10.07(h)	13,271	1.87(d)	.13(d,g,h)	114.18
July 31, 2004	11.40	(.09)(d)	.21	.12	—	—	—(e)	11.52	1.05	19,795	1.84(d)	(.76)(d)	53.05
July 31, 2003	10.63	(.06)	.83	.77	—	—	—	11.40	7.24	30,905	1.75	(.60)	61.18

CLASS R
January 31, 2008**	$14.68	(.04)(d)	(.50)	(.54)	—	—	—(e)	$14.14	(3.68)*	$144	.78*(d)	(.25)*(d)	18.83*
July 31, 2007	12.88	(.08)(d)	1.88	1.80	—	—	—(e)	14.68	13.98	134	1.57(d)	(.57)(d)	64.83
July 31, 2006	13.12	(.04)(d,f)	(.08)	(.12)	(.12)	(.12)	—(e)	12.88	(.96)(f)	65	1.51(d,f)	(.29)(d,f)	88.39
July 31, 2005	11.90	(.01)(d,g,h)	1.23	1.22	—	—	—(e)	13.12	10.25(h)	55	1.62(d)	(.11)(d,g,h)	114.18
July 31, 2004	11.74	(.06)(d)	.22	.16	—	—	—	11.90	1.36	5	1.59(d)	(.53)(d)	53.05
July 31, 2003†	10.58	(.02)	1.18	1.16	—	—	—	11.74	10.96*	1	.79*	(.18)*	61.18

CLASS Y
January 31, 2008**	$15.14	—(d,e)	(.51)	(.51)	—	—	—(e)	$14.63	(3.37)*	$7,162	.53*(d)	.01*(d)	18.83*
July 31, 2007	13.22	(.01)(d)	1.93	1.92	—	—	—(e)	15.14	14.52	7,746	1.07(d)	(.05)(d)	64.83
July 31, 2006	13.44	.03(d,f)	(.09)	(.06)	(.16)	(.16)	—(e)	13.22	(.53)(f)	7,397	1.01(d,f)	.23(d,f)	88.39
July 31, 2005	12.12	.10(d,g,h)	1.22	1.32	—	—	—(e)	13.44	10.89(h)	9,062	1.12(d)	.77(d,g,h)	114.18
July 31, 2004	11.90	—(d,e)	.22	.22	—	—	—(e)	12.12	1.85	33,135	1.09(d)	—(d,i)	53.05
July 31, 2003	11.01	.02	.87	.89	—	—	—	11.90	8.08	96,373	1.00	.14	61.18

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

40	41

Financial highlights (Continued)

  * Not annualized.

** Unaudited.

† For the period January 21, 2003 (commencement of operations) to July 31, 2003.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage
of average
net assets

January 31, 2008	0.07%

July 31, 2007	0.21

July 31, 2006	0.30

July 31, 2005	0.08

July 31, 2004	<0.01

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.08% of average net assets for the period ended July 31, 2006.

(g) Reflects a special dividend received by the fund which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	$0.09	0.70%

Class B	0.08	0.69

Class C	0.08	0.70

Class M	0.09	0.74

Class R	0.04	0.32

Class Y	0.08	0.60

(h) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	$0.01	0.07%

Class B	0.01	0.08

Class C	0.01	0.07

Class M	0.01	0.07

Class R	0.01	0.11

Class Y	0.01	0.05

(i) Amount represents less than 0.01% .

The accompanying notes are an integral part of these financial statements.

42

Notes to financial statements 1/31/08 (Unaudited)

Note 1: Significant accounting policies

Putnam Growth Opportunities Fund (the “fund”), is a series of Putnam Investment Funds (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing in a portfolio primarily consisting of common stocks of large U.S. companies that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam LLC, believes are fast-growing and whose earnings are likely to increase over time.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such

43

exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it

44

was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At January 31, 2008, the value of securities loaned amounted to $29,114,842. The fund received cash collateral of $29,905,224 which is pooled with collateral of other Putnam funds into 51 issues of short-term investments.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2007, the fund had a capital loss carryover of $2,753,447,278 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$1,979,741,100	July 31, 2010

773,706,178	July 31, 2011

The aggregate identified cost on a tax basis is $503,170,834, resulting in gross unrealized appreciation and depreciation of $48,587,625 and $37,355,022, respectively, or net unrealized appreciation of $11,232,603.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

45

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

Putnam Management has further agreed to waive fees and reimburse expenses of the fund for the period from January 1, 2007 through June 30, 2008 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of a custom group of competitive funds selected by Lipper Inc. based on the size of the fund. The expense reimbursement is based on a comparison of the fund’s total expenses with the average operating expenses of the funds in this Lipper custom peer group for their respective 2006 fiscal years, excluding 12b-1 fees and after adjustment for certain expense offset and brokerage service arrangements that reduced expenses of the fund.

For the period ended January 31, 2008, the fund’s expenses were limited to the lower of the limits specified above and accordingly, Putnam Management waived $391,749 of its management fee from the fund.

For the period ended January 31, 2008, Putnam Management has assumed $954 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended January 31, 2008, the fund incurred $1,134,797 for custody and investor servicing agent functions provided by PFTC.

46

The fund has entered into arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage service arrangements. For the six months ended January 31, 2008, the fund’s expenses were reduced by $53,402 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $370, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended January 31, 2008, Putnam Retail Management, acting as underwriter, received net commissions of $13,721 and $418 from the sale of class A and class M shares, respectively, and received $56,093 and $341 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended January 31, 2008, Putnam Retail Management, acting as underwriter, received $54 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended January 31, 2008, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $102,669,738 and $170,301,709, respectively. There were no purchases or sales of U.S. government securities.

47

Note 4: Capital shares

At January 31, 2008, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 1/31/08:
Shares sold	2,443,710	$37,008,450

Shares issued
in connection
with reinvestment
of distributions	—	—

	2,443,710	37,008,450

Shares
repurchased	(3,315,487)	(49,884,307)

Net decrease	(871,777)	$(12,875,857)

Year ended 7/31/07:
Shares sold	6,311,370	$ 93,168,745

Shares issued
in connection
with reinvestment
of distributions	—	—

	6,311,370	93,168,745

Shares
repurchased	(9,167,835)	(132,669,246)

Net decrease	(2,856,465)	$(39,500,501)

CLASS B	Shares	Amount

Six months ended 1/31/08:
Shares sold	211,407	$2,958,914

Shares issued
in connection
with reinvestment
of distributions	—	—

	211,407	2,958,914

Shares
repurchased	(3,304,753)	(46,685,791)

Net decrease	(3,093,346)	$(43,726,877)

Year ended 7/31/07:
Shares sold	764,575	$10,419,539

Shares issued
in connection
with reinvestment
of distributions	—	—

	764,575	10,419,539

Shares
repurchased	(10,525,310)	(144,472,180)

Net decrease	(9,760,735)	$(134,052,641)

CLASS C	Shares	Amount

Six months ended 1/31/08:
Shares sold	51,823	$735,546

Shares issued
in connection
with reinvestment
of distributions	—	—

	51,823	735,546

Shares
repurchased	(229,179)	(3,257,942)

Net decrease	(177,356)	$(2,522,396)

Year ended 7/31/07:
Shares sold	124,604	$1,725,936

Shares issued
in connection
with reinvestment
of distributions	—	—

	124,604	1,725,936

Shares
repurchased	(689,484)	(9,454,988)

Net decrease	(564,880)	$(7,729,052)

48

CLASS M	Shares	Amount

Six months ended 1/31/08:
Shares sold	13,611	$194,007

Shares issued
in connection
with reinvestment
of distributions	—	—

	13,611	194,007

Shares
repurchased	(70,139)	(1,011,423)

Net decrease	(56,528)	$(817,416)

Year ended 7/31/07:
Shares sold	42,749	$598,012

Shares issued
in connection
with reinvestment
of distributions	—	—

	42,749	598,012

Shares
repurchased	(237,299)	(3,283,698)

Net decrease	(194,550)	$(2,685,686)

CLASS R	Shares	Amount

Six months ended 1/31/08:
Shares sold	4,857	$72,055

Shares issued
in connection
with reinvestment
of distributions	—	—

	4,857	72,055

Shares
repurchased	(3,783)	(53,379)

Net increase	1,074	$18,676

Year ended 7/31/07:
Shares sold	5,217	$74,944

Shares issued
in connection
with reinvestment
of distributions	—	—

	5,217	74,944

Shares
repurchased	(1,126)	(16,774)

Net increase	4,091	$58,170

CLASS Y	Shares	Amount

Six months ended 1/31/08:
Shares sold	40,578	$604,120

Shares issued
in connection
with reinvestment
of distributions	—	—

	40,578	604,120

Shares
repurchased	(62,507)	(962,776)

Net decrease	(21,929)	$(358,656)

Year ended 7/31/07:
Shares sold	106,102	$1,562,945

Shares issued
in connection
with reinvestment
of distributions	—	—

	106,102	1,562,945

Shares
repurchased	(154,189)	(2,261,183)

Net decrease	(48,087)	$(698,238)

Note 5: Investment in Putnam Prime
Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended January 31, 2008, management fees paid were reduced by $2,176 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $139,673 for the period ended January 31, 2008. During the period ended January 31, 2008, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $64,381,179 and $64,089,740, respectively.

49

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

50

Brokerage commissions
(unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s Large-Cap Growth group for the year ended January 31, 2008. The other Putnam mutual funds in this group are Putnam Voyager Fund, Putnam VT Growth Opportunities Fund, and Putnam VT Voyager Fund.

The top five firms that received brokerage commissions for trades executed for the Large-Cap Growth group are (in descending order) Merrill Lynch, Morgan Stanley and Company, UBS Warburg, Goldman Sachs, and Sanford Bernstein & Co. Commissions paid to these firms together represented approximately 52% of the total brokerage commissions paid for the year ended January 31, 2008.

Commissions paid to the next 10 firms together represented approximately 35% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bear Stearns & Company, Citigroup Global Markets, Credit Suisse First Boston, Jones Associates, JPMorgan Clearing, Lehman Brothers, Pipeline, RBC Capital Markets Corporation, SG Cowen Securities Corp., and Wachovia Securities.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

51

Putnam puts your interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Ongoing expenses will be limited Through calendar 2008, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

52

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	Charles E. Haldeman, Jr.	Vice President and
Management, LLC	President	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Robert R. Leveille
	Executive Vice President,	Vice President and
Marketing Services	Principal Executive Officer,	Chief Compliance Officer
Putnam Retail Management	Associate Treasurer and
One Post Office Square	Compliance Liaison	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Senior Vice President
State Street Bank and	and Treasurer	Judith Cohen
Trust Company		Vice President, Clerk and
	Steven D. Krichmar	Assistant Treasurer
Legal Counsel	Vice President and
Ropes & Gray LLP	Principal Financial Officer	Wanda M. McManus
Vice President, Senior Associate
Trustees	Janet C. Smith	Treasurer and Assistant Clerk
John A. Hill, Chairman	Vice President, Principal
Jameson Adkins Baxter,	Accounting Officer and	Nancy E. Florek
Vice Chairman	Assistant Treasurer	Vice President, Assistant Clerk,
Charles B. Curtis		Assistant Treasurer and
Robert J. Darretta	Susan G. Malloy	Proxy Manager
Myra R. Drucker	Vice President and
Charles E. Haldeman, Jr.	Assistant Treasurer
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
Kenneth R. Leibler	Vice President
Robert E. Patterson
George Putnam, III	James P. Pappas
W. Thomas Stephens	Vice President
Richard B. Worley

This report is for the information of shareholders of Putnam Growth Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM
INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA061 249769 3/08

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: March 31, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: March 31, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: March 31, 2008

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2008

Date of reporting period: August 1, 2007 — January 31, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Research Fund

1|31|08

Semiannual Report

PUTNAM INVESTMENTS

BLEND FUNDS
invest opportunistically
in a variety of stocks,
such as growth stocks
and value stocks.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
Research
Fund

1| 31| 08
Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Interview with your fund’s Portfolio Team Members	7
Performance in depth	12
Expenses	15
Portfolio turnover	17
Risk	18
Your fund’s management	19
Terms and definitions	20
Trustee approval of management contract	22
Other information for shareholders	28
Financial statements	29
Brokerage commissions	52

Cover photograph: © Marco Cristofori

Message from the Trustees

Dear Fellow Shareholder:

In early 2008, financial markets face clear challenges. What began as a rise in defaults for a limited segment of the U.S. mortgage market has spread across the global financial sector and produced a significant tightening of credit conditions. Forecasts for global growth have been reduced as a result, and markets have reacted by sending stock prices lower. In the United States, the economy weakened sharply in late 2007, raising the chance of a recession this year. Fortunately, policymakers have taken action to stimulate growth: The Federal Reserve Board cut interest rates, and federal lawmakers, working with the president, approved a $168 billion fiscal stimulus plan.

As investors, it is natural to feel discouraged by disappointing short-term results. During these challenging times, it is important to remember the value of a long-term perspective and the counsel of your financial representative. The normal condition of the economy and corporate earnings is one of growth, albeit with occasional interruptions. As in the past, after a period of weakness the economy is likely to regain its momentum and produce the growth and corporate earnings that investors expect.

Starting this month, we have changed the portfolio manager’s commentary in this report to a question-and-answer format. We feel that this makes the information more readable and accessible, and we hope you think so as well.

Lastly, we note that Putnam Investments celebrated its 70th anniversary in November. From modest beginnings in Boston, Massachusetts, the company has grown into a global asset manager that serves millions of investors worldwide. Although the mutual fund industry has undergone many changes since George Putnam introduced his innovative balanced fund in 1937, Putnam’s guiding principles have not. As we celebrate this 70-year milestone, we look forward to Putnam continuing its long tradition of prudent money management. Thank you for your support of the Putnam funds.

Putnam Research Fund:
Building a portfolio of “best ideas”

Research is at the heart of investing. Whether it is undertaken by Wall Street firms or by Putnam’s in-house analysts, investment managers use research to assess whether a company’s stock is undervalued, over-valued, or on target at its current market price. One approach to determining a company’s worth is to measure its tangible assets, such as physical plants or inventory. Other measures of worth are less quantifiable and may involve the evaluation of the company’s long-term competitive advantage, the expertise of its management team, or the success of its research and development efforts.

Analysts consider these factors along with financial yardsticks such as the price-to-earnings ratio and earnings growth. By digging deep into the information available, analysts work to develop a set of expectations about the financial and competitive health of a specific company versus other firms in the industry — both in the United States and within the broader global marketplace. Of course, there is no foolproof way to uncover all information about a company, and surprises can always occur.

Putnam’s Large-Cap Equity Research Team gathers information from on-site interviews with company management and through meetings with sources who provide additional information about the company’s true worth and likely future direction.

By including Putnam Research Fund as part of a diversified portfolio, you are investing in what we like to call a “best ideas” fund: it represents the select stock picks of the Large-Cap Equity Research Team incorporated into a single portfolio, regardless of investment style (growth or value). We believe that each stock pick represents a specialized and comprehensive view of a company, compiled by a focused, dedicated analyst.

This fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

Putnam’s research analysts specialize in sectors and industries

Consumer Broadcasting, lodging/ tourism, department stores, retail, electronics, food, household goods, homebuilding, restaurants

Energy Integrated oil and gas, drilling, exploration, equipment, services

Financials Banking, brokerage, consumer finance, insurance, real estate investment trusts, mortgage finance

Health care Biotechnology, equipment, pharmaceuticals, services

Industrials Aerospace and defense, construction and farm machinery, electrical components, office services

Technology Computer hardware/ software, semiconductors, services

Materials Gold, metals, paper products/ packaging, specialty chemicals, steel

Telecommunications Alternative carriers, wireless services

Utilities Electric utilities, gas utilities, independent power producers

Putnam Research Fund holdings have spanned sectors
and industries over time.

Performance snapshot

Putnam Research Fund

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 12–14 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

The period in review

Gentlemen, thanks for sitting down with us today to discuss Putnam Research Fund. Brook, how did the fund perform during the past six months?

Over that time, Putnam Research Fund suffered under one of the worst periods that the U.S. stock market has witnessed in a number of years. The fund had a loss of 9.92% based on net asset value for the period, underperforming the S&P 500 Index and its competitive Lipper peer group, mainly because of exposure to a small number of financial stocks. Problems in the subprime mortgage area spread to almost all financial stocks during the second half of 2007 and sparked extreme volatility throughout the financials sector.

That said, there were a number of fund holdings in several sectors that performed solidly in the face of significant volatility. These included companies within the basic materials, technology, consumer staples, and commodities sectors.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/08. See page 6 and pages 12–14 for additional fund performance information. Index descriptions can be found on page 21.

Walter, let’s talk about the events that contributed to the recent volatile market environment .

The period coincided with a liquidity crisis that emerged within the financial markets: Initially, losses from non-performing mortgages prompted the liquidation of two large hedge funds managed by Bear Stearns. This stunned the markets. The toll from the crisis soon grew to billions of dollars of loss writedowns among banks and Wall Street firms, and spurred significantly tighter credit conditions. In turn, this prompted fears that the U.S. housing market — having been weakened further — would trigger an economic slowdown or even a recession.

The Federal Reserve (the Fed) was initially reluctant to take drastic measures to increase liquidity within the financial system over concerns that such moves might reignite inflationary pressures. Fed officials first tried non-traditional methods to prompt banks to resume customary lending levels to businesses and consumers, but negative headlines from the credit markets kept coming. Eventually, the Fed acceded to investors’ wishes and cut short-term rates by 2.25% between September 2007 and January 2008. Congress and the Bush Administration also drew up a large fiscal stimulus package, seeking to preempt a severe economic downturn.

Top 10 holdings

This table shows the fund's top 10 holdings and the percentage of the fund's net assets that each represented as of 1/31/08. Also shown is each holding's market sector and the specific industry within that sector. Holdings will vary over time.

HOLDING (percentage of fund’s net assets)	SECTOR	INDUSTRY

American International Group, Inc. (3.0%)	Financials	Insurance

Microsoft Corp. (2.8%)	Technology	Software

Bank of America Corp. (2.6%)	Financials	Banking

ConocoPhillips (2.3%)	Energy	Oil and gas

Verizon Communications, Inc. (2.3%)	Communications services	Regional Bells

Goldman Sachs Group, Inc. (The) (2.1%)	Financials	Investment banking/brokerage

Johnson & Johnson (2.0%)	Health care	Pharmaceuticals

Capital One Financial Corp. (2.0%)	Financials	Consumer finance

Procter & Gamble Co. (The) (1.9%)	Consumer staples	Consumer goods

Boeing Co. (The) (1.7%)	Capital goods	Aerospace and defense

As managers, how did you react to the credit crunch and the market’s recession fears, Brook?

We continued to employ our disciplined investment process, which we believe will produce solid and competitive results over time. Our process is to blend forward-looking analysis of companies’ fundamental business characteristics with more retrospective quantitative research. We look at factors that have historically contributed to strong performance, along with competitive and macroeconomic factors that affect a company’s potential for success. We do not rely on “top-down” analysis; ours is a strictly “bottom-up” process where we examine each potential investment, one company at a time. So while we are well aware of the macroeconomic environment, and do react to it to some degree, we are more focused on finding quality companies in various sectors that we feel are significantly undervalued by the marketplace.

Walter, which of Putnam Research Fund’s holdings were contributors during this period?

In the consumer cyclicals category, gaming property developer and casino operator Las Vegas Sands helped. While the company’s Las Vegas properties have performed well, we feel that its operations in China’s Macao region (now the world’s largest site for casinos) present the most exciting potential for strong growth. We purchased Las Vegas

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

Sands shares before the successful opening of its new casino Venetian Macao (the world’s second-largest building) this past April, and the stock has performed well since then. Another consumer company, Best Buy, contributed as it continued to gain market share in a tough consumer environment even as its competitors were struggling. Investors were concerned over increased competition in the flat-panel television market during the period, but in our opinion, the company is well run and its prospects are favorable. During the period, we trimmed some holdings after the stock appreciated, and used the proceeds to add to more undervalued ideas. In the technology sector, the fund’s holdings in Microsoft contributed to performance, as the company’s profit and revenue growth exceeded market expectations.

Which portfolio positions were the largest detractors?

As we mentioned earlier, the most significant drag on fund performance came from its financials sector holdings. These included mortgage insurer Countrywide Financial and the investment banking firm Bear Stearns. Countrywide is the number-one originator and servicer of mortgages in the United States, and our rationale for purchasing the stock was to hold a high-quality leader within its market niche. Despite the fact that subprime made up only 10% of Countrywide’s mortgage exposure, the company soon lost access to needed capital when the marketwide “credit crunch” emerged. In January, another fund holding, Bank of America, announced that it would acquire Countrywide. We are still evaluating the merger but may retain the combined position given Bank of America’s financial strength and its bargain-price acquisition of Countrywide. However, we sold the fund’s Bear Stearns position in January because we think that the firm’s management mistakes will have a negative long-term effect on its performance.

Brook, what is your outlook regarding the stock market and valuations within the market?

At the end of November we began to position the fund more defensively because we were concerned about business conditions. That hurt fund performance in December but has helped since then. We believe that the liquidity crunch will take time to unwind and will continue to have a negative impact on the economy and the stock market.

Having the Fed and Congress act decisively to provide monetary and fiscal stimulus represents a big plus. But even if it takes time for economic fundamentals (i.e., employment levels and consumer and business spending) to improve, stocks usually post gains in advance of fundamentals. With that in mind, we will continue to look for opportunities to boost portfolio quality by seeking undervalued companies that we feel are well positioned to deliver positive performance in what is still a challenging environment.

Thanks to both of you for your time today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment.

Please note that the holdings discussed in this report may not have been held for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

I N V E S T M E N T    I N S I G H T

A company’s “free cash flow” is an important microeconomic indicator that the managers of Putnam Research Fund examine closely when evaluating potential fund holdings. In layman’s terms, free cash flow is defined as cash that a particular business can be said to have generated after it has paid expenses and reinvested in itself. Although investors generally do not follow the free cash flow “metric” as widely as earnings growth, it is nonetheless a critical sign of a company’s fiscal health and future growth prospects.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2008, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund's current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance

Total return for periods ended 1/31/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(10/2/95)		(6/15/98)		(2/1/99)		(6/15/98)		(1/21/03)	(4/4/00)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	8.28%	7.76%	7.42%	7.42%	7.46%	7.46%	7.74%	7.43%	8.01%	8.46%

10 years	49.72	41.11	38.23	38.23	38.90	38.90	42.48	37.48	46.07	52.79
Annual average	4.12	3.50	3.29	3.29	3.34	3.34	3.60	3.23	3.86	4.33

5 years	52.10	43.36	46.47	44.47	46.39	46.39	48.36	43.23	50.26	53.96
Annual average	8.75	7.47	7.93	7.64	7.92	7.92	8.21	7.45	8.48	9.01

3 years	11.22	4.83	8.78	5.78	8.73	8.73	9.61	5.77	10.41	12.12
Annual average	3.61	1.58	2.84	1.89	2.83	2.83	3.11	1.89	3.36	3.89

1 year	–8.39	–13.64	–9.08	–13.62	–9.09	–10.00	–8.82	–12.03	–8.66	–8.13

6 months	–9.92	–15.10	–10.24	–14.72	–10.30	–11.19	–10.12	–13.24	–10.03	–9.76

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively, as of 1/2/08. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Comparative index returns

For periods ended 1/31/08

		Lipper Large-Cap
		Core Funds
	S&P 500 Index	category average*

Annual average
(life of fund)	9.07%	7.74%

10 years	65.09	55.45
Annual average	5.14	4.30

5 years	76.52	67.27
Annual average	12.04	10.78

3 years	23.48	20.81
Annual average	7.28	6.47

1 year	-2.31	-2.65

6 months	-4.32	-4.70

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 1/31/08, there were 864, 840, 697, 574, 295, and 176 funds, respectively, in this Lipper category.

Fund price and distribution information

For the six-month period ended 1/31/08

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		—	—	—		1	1

Income	$0.053		—	—	—		$0.011	$0.100

Capital gains	—		—	—	—		—	—

Total	$0.053		—	—	—		$0.011	$0.100

Share value:	NAV	POP*	NAV	NAV	NAV	POP*	NAV	NAV
7/31/07	$16.74	$17.76	$15.73	$15.83	$16.11	$16.69	$16.65	$16.88

1/31/08	15.03	15.95	14.12	14.20	14.48	15.01	14.97	15.14

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Reflects an increase in sales charges that took effect on 1/2/08.

Fund performance as of most recent calendar quarter

Total return for periods ended 12/31/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(10/2/95)		(6/15/98)		(2/1/99)		(6/15/98)		(1/21/03)	(4/4/00)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	8.96%	8.43%	8.09%	8.09%	8.14%	8.14%	8.41%	8.09%	8.69%	9.13%

10 years	61.12	51.83	48.69	48.69	49.45	49.45	53.20	47.93	57.23	64.35
Annual average	4.89	4.26	4.05	4.05	4.10	4.10	4.36	3.99	4.63	5.09

5 years	57.92	48.85	52.11	50.11	52.10	52.10	53.92	48.47	56.05	59.95
Annual average	9.57	8.28	8.75	8.46	8.75	8.75	9.01	8.23	9.31	9.85

3 years	17.31	10.59	14.69	11.69	14.67	14.67	15.55	11.49	16.48	18.21
Annual average	5.47	3.41	4.67	3.75	4.67	4.67	4.94	3.69	5.22	5.73

1 year	0.39	-5.37	-0.40	-5.38	-0.39	-1.39	-0.13	-3.60	0.13	0.67

6 months	-6.63	-12.01	-7.00	-11.65	-7.02	-7.95	-6.84	-10.08	-6.73	-6.48

Fund's annual operating expenses

For the fiscal year ended 7/31/07

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund
operating expenses	1.25%	2.00%	2.00%	1.75%	1.50%	1.00%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Research Fund from August 1, 2007, to January 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.97	$ 9.54	$ 9.54	$ 8.35	$ 7.16	$ 4.78

Ending value (after expenses)	$900.80	$897.60	$897.00	$898.80	$899.70	$902.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2008, use the calculation method below. To find the value of your investment on August 1, 2007, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.34	$ 10.13	$ 10.13	$ 8.87	$ 7.61	$ 5.08

Ending value (after expenses)	$1,018.85	$1,015.08	$1,015.08	$1,016.34	$1,017.60	$1,020.11

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Your fund's annualized
expense ratio	1.25%	2.00%	2.00%	1.75%	1.50%	1.00%

Average annualized expense
ratio for Lipper peer group*	1.23%	1.98%	1.98%	1.73%	1.48%	0.98%

* Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 12/31/07.

Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2007	2006	2005	2004	2003
Putnam Research Fund	79%	85%	113%	102%	132%

Lipper Large-Cap Core Funds
category average	79%	81%	81%	78%	77%

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on July 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2007 is based on information available as of 12/31/07.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of December 31, 2007. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Large-Cap Equity Research Team. Charles “Brook” Dane and Walter Scully are Portfolio Members of your fund. The Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Large-Cap Equity Research Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investors Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of January 31, 2008, and January 31, 2007.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 1/31/07.

Trustee and Putnam employee fund ownership

As of January 31, 2008, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 228,000	$ 90,000,000

Putnam employees	$4,217,000	$669,000,000

Changes in your fund’s Portfolio Management

During the reporting period ended January 31, 2008, your fund’s management team changed from the Global Equity Research Team to the Large-Cap Equity Research Team. Walter Scully became a Portfolio Member, and John Coffey, Joshua Brooks, and Kelly Morgan left the management team.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and sub-management contract, effective July 1, 2007. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 17th percentile in management fees and in the 34th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the

Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Large-Cap Core Funds) for the one-, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

67th	77th	81st

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 893, 656, and 476 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Large-Cap Core Funds category for the one-, five-, and ten-year periods ended December 31, 2007, were 87%, 86%, and 61%, respectively. Over the one-, five-, and ten-year periods ended December 31, 2007, the fund ranked 725th out of 836, 491st out of 572, and 173rd out of 287 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

The Trustees noted the disappointing performance for your fund for the three- and five-year periods ended March 31, 2007. Putnam Management believes that one factor in the fund’s underperformance during these periods was that the Lipper “Multi-Cap Core” category to which the fund was assigned is not the appropriate category for the fund. Rather, Putnam Management believes that a more appropriate category based on the fund’s investment objective would be the Lipper “Large-Cap Core;” however, Putnam Management also recognizes that, had the Large-Cap Core been the Lipper peer group, the fund would have moved only into the third quartile during the three- and five-year periods. Putnam Management also believes that the fund’s investment process strategy contributed to its relative underperformance during these periods. Over the last year, Putnam Management has made enhancements to the fund’s investment process and execution by refining the quantitative analysis Putnam Management brings to stock selection processes.

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Additional considerations

In addition to the considerations discussed above, the Trustees, in approving the continuance of your fund’s management contract, also considered the matters described in Note 2 to the fund’s financial statements (see page 47).

Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 1/31/08 (Unaudited)

COMMON STOCKS (98.5%)*

	Shares	Value

Advertising and Marketing Services (1.5%)
Omnicom Group, Inc.	181,900	$8,252,803

Aerospace and Defense (3.7%)
BE Aerospace, Inc. †	75,700	2,922,777
Boeing Co. (The)	115,000	9,565,700
Lockheed Martin Corp.	74,500	8,040,040
		20,528,517

Airlines (0.7%)
AMR Corp. † (S)	149,100	2,078,454
JetBlue Airways Corp. † (S)	272,100	1,880,211
		3,958,665

Automotive (0.3%)
Harley-Davidson, Inc. (S)	46,800	1,899,144

Banking (4.2%)
Bank of America Corp.	317,300	14,072,255
Wells Fargo & Co.	259,300	8,818,793
		22,891,048

Beverage (0.6%)
PepsiCo, Inc.	50,600	3,450,414

Biotechnology (1.8%)
Amgen, Inc. † #	118,300	5,511,597
Biogen Idec, Inc. † (S)	71,900	4,382,305
		9,893,902

Chemicals (0.7%)
Celanese Corp. Ser. A	106,700	3,967,106

Commercial and Consumer Services (1.5%)
Alliance Data Systems Corp. †	38,100	1,926,717
Dun & Bradstreet Corp. (The) (S)	69,000	6,346,620
		8,273,337

Communications Equipment (1.7%)
Alcatel SA ADR (France) (S)	532,100	3,368,193
Corning, Inc. (S)	237,100	5,706,997
		9,075,190

Computers (2.7%)
Apple Computer, Inc. †	56,400	7,634,304
Hewlett-Packard Co.	163,800	7,166,250
		14,800,554

COMMON STOCKS (98.5%)* continued

	Shares	Value

Conglomerates (1.1%)
Danaher Corp. (S)	83,400	$6,209,130

Consumer Finance (2.7%)
Capital One Financial Corp.	203,300	11,142,873
Countrywide Financial Corp.	518,900	3,611,544
		14,754,417

Consumer Goods (4.2%)
Clorox Co.	83,100	5,095,692
Energizer Holdings, Inc. † (S)	32,000	2,995,840
Newell Rubbermaid, Inc.	189,900	4,580,388
Procter & Gamble Co. (The)	159,500	10,519,025
		23,190,945

Consumer Services (0.8%)
Liberty Media Holding Corp. — Interactive
Class A † (S)	278,200	4,426,162

Electric Utilities (3.7%)
Edison International	86,808	4,527,905
Entergy Corp.	45,600	4,933,008
Exelon Corp.	89,100	6,788,529
PG&E Corp.	94,900	3,894,696
		20,144,138

Electronics (2.6%)
Intel Corp.	380,300	8,062,360
Texas Instruments, Inc. (S)	208,800	6,458,184
		14,520,544

Energy (1.7%)
Cameron International Corp. †	59,700	2,403,522
Global Industries, Ltd. †	193,200	3,411,912
National-Oilwell Varco, Inc. †	59,200	3,565,616
		9,381,050

Financial (0.7%)
AMBAC Financial Group, Inc.	62,700	734,844
Moody’s Corp.	90,900	3,180,591
		3,915,435

Health Care Services (2.7%)
AmerisourceBergen Corp. (S)	33,300	1,553,445
Cardinal Health, Inc.	51,800	3,002,846
CIGNA Corp.	48,700	2,394,092
Health Management Associates, Inc. Class A	251,600	1,356,124
Quest Diagnostics, Inc.	59,000	2,909,880
WellPoint, Inc. †	49,100	3,839,620
		15,056,007

COMMON STOCKS (98.5%)* continued

	Shares	Value

Insurance (4.4%)
Allstate Corp. (The)	78,100	$3,847,987
American International Group, Inc.	295,700	16,310,813
Genworth Financial, Inc. Class A	159,000	3,870,060
		24,028,860

Investment Banking/Brokerage (4.7%)
BlackRock, Inc.	21,400	4,731,540
Franklin Resources, Inc.	17,000	1,771,910
Goldman Sachs Group, Inc. (The)	58,000	11,644,660
Lehman Brothers Holdings, Inc.	123,700	7,937,829
		26,085,939

Lodging/Tourism (1.9%)
Las Vegas Sands Corp. † (S)	34,500	3,024,615
Wyndham Worldwide Corp.	316,540	7,457,682
		10,482,297

Machinery (2.6%)
Caterpillar, Inc.	101,700	7,234,938
Terex Corp. †	120,700	7,092,332
		14,327,270

Manufacturing (1.2%)
Illinois Tool Works, Inc. (S)	125,700	6,335,280

Medical Technology (3.5%)
Becton, Dickinson and Co.	35,900	3,106,427
Boston Scientific Corp. †	326,600	3,961,658
Covidien, Ltd.	89,200	3,980,996
Medtronic, Inc.	104,300	4,857,251
St. Jude Medical, Inc. †	90,000	3,645,900
		19,552,232

Metals (2.8%)
Freeport-McMoRan Copper & Gold, Inc. Class B	49,900	4,442,597
Nucor Corp. (S)	112,300	6,490,940
United States Steel Corp.	42,700	4,360,097
		15,293,634

Oil & Gas (10.0%)
Apache Corp.	77,100	7,358,424
BP PLC ADR (United Kingdom)	74,300	4,736,625
ConocoPhillips	158,400	12,722,688
Devon Energy Corp.	85,200	7,240,296
Marathon Oil Corp.	195,400	9,154,490
Total SA ADR (France)	122,600	8,922,828
Valero Energy Corp.	87,500	5,179,125
		55,314,476

COMMON STOCKS (98.5%)* continued

	Shares	Value

Pharmaceuticals (4.1%)
Barr Pharmaceuticals, Inc. † (S)	57,700	$3,011,363
Johnson & Johnson	176,700	11,178,042
Mylan Laboratories, Inc. (S)	173,400	2,585,394
Pfizer, Inc.	256,995	6,011,113
		22,785,912

Publishing (0.9%)
Idearc, Inc. (S)	320,220	5,206,777

Real Estate (1.0%)
CB Richard Ellis Group, Inc. Class A †	119,000	2,309,790
General Growth Properties, Inc. (R)	88,900	3,246,628
		5,556,418

Regional Bells (2.3%)
Verizon Communications, Inc.	320,100	12,432,684

Restaurants (0.6%)
Yum! Brands, Inc.	90,000	3,074,400

Retail (5.7%)
Best Buy Co., Inc. (S)	141,500	6,906,615
JC Penney Co., Inc. (Holding Co.) (S)	60,100	2,849,341
Lowe’s Cos., Inc.	199,600	5,277,424
Nordstrom, Inc. (S)	148,000	5,757,200
Staples, Inc.	340,000	8,139,600
TJX Cos., Inc. (The) (S)	86,000	2,714,160
		31,644,340

Schools (1.2%)
Apollo Group, Inc. Class A †	42,100	3,357,054
Career Education Corp. †	144,500	3,141,430
		6,498,484

Software (5.6%)
Adobe Systems, Inc. †	146,500	5,117,245
Microsoft Corp.	466,000	15,191,600
Parametric Technology Corp. † (S)	137,700	2,265,165
Symantec Corp. † (S)	356,000	6,383,080
VMware, Inc. Class A †	35,400	2,005,410
		30,962,500

Technology (0.6%)
Affiliated Computer Services, Inc. Class A †	62,300	3,037,125

Technology Services (2.4%)
Accenture, Ltd. Class A (Bermuda)	89,900	3,112,338
eBay, Inc. †	146,900	3,950,141
Iron Mountain, Inc. † (S)	81,900	2,816,541
Western Union Co. (The)	143,400	3,212,160
		13,091,180

COMMON STOCKS (98.5%)* continued

	Shares	Value

Telecommunications (1.3%)
NII Holdings, Inc. †	28,400	$1,211,544
Sprint Nextel Corp.	579,700	6,104,241
		7,315,785

Tobacco (1.2%)
Altria Group, Inc. (S)	89,900	6,816,218

Transportation Services (0.3%)
United Parcel Service, Inc. Class B	23,400	1,711,944

Trucks & Parts (0.6%)
WABCO Holdings, Inc.	76,066	3,064,699

Total common stocks (cost $593,442,484)		$543,206,962

SHORT-TERM INVESTMENTS (9.5%)* (cost $52,416,467)

	Principal amount	Value
Short-term investments held as collateral for loaned
securities with yields ranging from 2.60% to 5.25%
and due dates ranging from February 1, 2008
to March 24, 2008 (d)	$52,492,158	$52,416,467

TOTAL INVESTMENTS
Total investments (cost $645,858,951)		$595,623,429

* Percentages indicated are based on net assets of $551,649,483.

† Non-income-producing security.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at January 31, 2008.

(d) See Note 1 to the financial statements.

(R) Real Estate Investment Trust.

(S) Securities on loan, in part or in entirety, at January 31, 2008.

At January 31, 2008, liquid assets totaling $35,853 have been designated as collateral for open forward contracts. ADR after the name of a foreign holding stands for American Depository Receipts, representing ownership of foreign securities on deposit with a custodian bank.

FORWARD CURRENCY CONTRACTS TO BUY at 1/31/08 (aggregate face value $2,051,784) (Unaudited)

		Aggregate	Delivery	Unrealized
	Value	face value	date	appreciation

Euro	$2,048,058	$2,032,019	3/19/08	$16,039
Japanese Yen	21,095	19,765	2/20/08	1,330

Total				$17,369

FORWARD CURRENCY CONTRACTS TO SELL at 1/31/08 (aggregate face value $19,935,470) (Unaudited)
				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

British Pound	$ 5,546,504	$ 5,730,775	3/19/08	$ 184,271
Euro	14,421,093	14,184,904	3/19/08	(236,189)
Japanese Yen	21,095	19,791	2/20/08	(1,304)

Total				$ (53,222)

FUTURES CONTRACTS OUTSTANDING at 1/31/08 (Unaudited)

	Number of		Expiration	Unrealized
	contracts	Value	date	appreciation

S&P 500 Index (Long)	22	$7,587,800	Mar-08	$99,467

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 1/31/08 (Unaudited)

ASSETS

Investment in securities, at value, including $50,751,620 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $645,858,951)	$595,623,429

Dividends, interest and other receivables	548,501

Receivable for shares of the fund sold	399,449

Receivable for securities sold	14,506,851

Receivable for variation margin (Note 1)	184,885

Receivable for open forward currency contracts (Note 1)	201,640

Receivable for closed forward currency contracts (Note 1)	102,475

Total assets	611,567,230

LIABILITIES

Payable to custodian (Note 2)	1,183,236

Payable for securities purchased	3,053,246

Payable for shares of the fund repurchased	1,639,288

Payable for compensation of Manager (Notes 2 and 5)	749,321

Payable for investor servicing fees (Note 2)	187,058

Payable for custodian fees (Note 2)	19,928

Payable for Trustee compensation and expenses (Note 2)	129,337

Payable for administrative services (Note 2)	1,688

Payable for distribution fees (Note 2)	189,848

Payable for open forward currency contracts (Note 1)	237,493

Collateral on securities loaned, at value (Note 1)	52,416,467

Other accrued expenses	110,837

Total liabilities	59,917,747

Net assets	$551,649,483

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,018,410,333

Distributions in excess of net investment income (Note 1)	(405,584)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(416,183,358)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(50,171,908)

Total — Representing net assets applicable to capital shares outstanding	$551,649,483

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($367,874,815 divided by 24,476,166 shares)	$15.03

Offering price per class A share
(100/94.25 of $15.03)*	$15.95

Net asset value and offering price per class B share
($100,727,063 divided by 7,134,743 shares)**	$14.12

Net asset value and offering price per class C share
($20,855,825 divided by 1,468,479 shares)**	$14.20

Net asset value and redemption price per class M share
($9,014,304 divided by 622,744 shares)	$14.48

Offering price per class M share
(100/96.50 of $14.48)*	$15.01

Net asset value, offering price and redemption price per class R share
($183,399 divided by 12,251 shares)	$14.97

Net asset value, offering price and redemption price per class Y share
($52,994,077 divided by 3,501,417 shares)	$15.14

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 1/31/08 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $17,881)	$ 5,111,985

Interest (including interest income of $180,507
from investments in affiliated issuers) (Note 5)	186,719

Securities lending	86,755

Total investment income	5,385,459

EXPENSES

Compensation of Manager (Note 2)	1,773,221

Investor servicing fees (Note 2)	1,318,805

Custodian fees (Note 2)	13,369

Trustee compensation and expenses (Note 2)	19,881

Administrative services (Note 2)	10,084

Distribution fees — Class A (Note 2)	534,826

Distribution fees — Class B (Note 2)	640,043

Distribution fees — Class C (Note 2)	123,900

Distribution fees — Class M (Note 2)	39,574

Distribution fees — Class R (Note 2)	646

Other	145,335

Non-recurring costs (Notes 2 and 6)	1,156

Costs assumed by Manager (Notes 2 and 6)	(1,156)

Fees waived and reimbursed by Manager (Note 5)	(2,690)

Total expenses	4,616,994

Expense reduction (Note 2)	(71,941)

Net expenses	4,545,053

Net investment income	840,406

Net realized gain on investments (Notes 1 and 3)	6,552,266

Net realized loss on futures contracts (Note 1)	(297,798)

Net realized loss on foreign currency transactions (Note 1)	(353,972)

Net unrealized appreciation of assets and liabilities
in foreign currencies during the period	177,146

Net unrealized depreciation of investments
and futures contracts during the period	(70,566,069)

Net loss on investments	(64,488,427)

Net decrease in net assets resulting from operations	$(63,648,021)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

Six months ended		Year ended
	1/31/08*	7/31/07

Operations:
Net investment income	$840,406	$1,636,412

Net realized gain on investments
and foreign currency transactions	5,900,496	74,258,442

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(70,388,923)	44,620,838

Net increase (decrease) in net assets
resulting from operations	(63,648,021)	120,515,692

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(1,331,856)	(551,666)

Class R	(170)	—

Class Y	(402,104)	(300,682)

Redemption fees (Note 1)	259	943

Decrease from capital share transactions (Note 4)	(95,060,669)	(252,371,988)

Total decrease in net assets	(160,442,561)	(132,707,701)

NET ASSETS

Beginning of period	712,092,044	844,799,745

End of period (including distributions in excess of net investment income of $405,584 and undistributed net investment
income of $488,140, respectively)	$551,649,483	$712,092,044
* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

			Net						Total			Ratio of net
	Net asset	Net	realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	investment	unrealized	from	net			value,	at net	assets,	expenses to	income (loss )	Portfolio
	beginning	income	gain (loss )on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	(loss)(a )	investments	operations	income	distributions	fees	of period	value(%)(b )	(in thousands )	assets (%)(c )	net assets (% )	(% )

CLASS A
January 31, 2008**	$16.74	.03(d )	(1.69)	(1.66)	(.05 )	(.05 )	—(e)	$15.03	(9.92)*	$367,875	.63*(d)	.21*(d)	45.05*
July 31, 2007	14.50	.06(d)	2.20	2.26	(.02)	(.02)	—(e)	16.74	15.58	455,608	1.25(d)	.40(d)	78.84
July 31, 2006	14.49	.06(d,j)	(.01)	.05	(.04)	(.04)	—(e)	14.50	.35(j)	486,691	1.10(d,i,j)	.44(d,j)	85.13
July 31, 2005	12.48	.11(d,g,h)	1.97	2.08	(.07)	(.07)	—(e)	14.49	16.67(h)	660,027	1.19(d,i)	.83(d,g,h)	113.03
July 31, 2004	11.60	.04(d)	.84	.88	—	—	—(e)	12.48	7.59(f)	825,727	1.13(d )	.34(d )	101.63
July 31, 2003	10.29	.06	1.25	1.31	—	—	—	11.60	12.73	922,788	1.15	.52	131.93

CLASS B
January 31, 2008**	$15.73	(.03)(d)	(1.58)	(1.61)	—	—	—(e)	$14.12	(10.24)*	$100,727	1.00*(d)	(.17)*(d)	45.05*
July 31, 2007	13.72	(.05)(d)	2.06	2.01	—	—	—(e)	15.73	14.65	146,984	2.00(d)	(.35)(d)	78.84
July 31, 2006	13.77	(.04)(d,j)	(.01)	(.05)	—	—	—(e)	13.72	(.36)(j)	234,490	1.85(d,i,j)	(.31)(d,j)	85.13
July 31, 2005	11.90	.01(d,g,h)	1.86	1.87	—	—	—(e)	13.77	15.72(h)	336,983	1.94(d,i)	.08(d,g,h)	113.03
July 31, 2004	11.13	(.05)(d)	.82	.77	—	—	—(e)	11.90	6.92(f)	410,863	1.88(d )	(.41)(d )	101.63
July 31, 2003	9.95	(.02 )	1.20	1.18	—	—	—	11.13	11.86	544,487	1.90	(.23)	131.93

CLASS C
January 31, 2008**	$15.83	(.03)(d)	(1.60)	(1.63)	—	—	—(e)	$14.20	(10.30)*	$20,856	1.00*(d)	(.17)*(d)	45.05*
July 31, 2007	13.80	(.05)(d)	2.08	2.03	—	—	—(e)	15.83	14.71	26,731	2.00(d)	(.35)(d)	78.84
July 31, 2006	13.85	(.04)(d,j)	(.01)	(.05)	—	—	—(e)	13.80	(.36)(j)	30,016	1.85(d,i,j)	(.31)(d,j)	85.13
July 31, 2005	11.97	.01(d,g,h)	1.87	1.88	—	—	—(e)	13.85	15.71(h)	40,237	1.94(d,i)	.08(d,g,h)	113.03
July 31, 2004	11.20	(.05)(d)	.82	.77	—	—	—(e)	11.97	6.88(f)	48,264	1.88(d )	(.41)(d )	101.63
July 31, 2003	10.01	(.03 )	1.22	1.19	—	—	—	11.20	11.89	72,177	1.90	(.24)	131.93

CLASS M
January 31, 2008**	$16.11	(.01)(d)	(1.62)	(1.63)	—	—	—(e)	$14.48	(10.12)*	$9,014	.88*(d)	(.04)*(d)	45.05*
July 31, 2007	14.01	(.02)(d)	2.12	2.10	—	—	—(e)	16.11	14.99	11,300	1.75(d)	(.10)(d)	78.84
July 31, 2006	14.03	(.01)(d,j)	(.01)	(.02)	—	—	—(e)	14.01	(.14)(j)	12,956	1.60(d,i,j)	(.06)(d,j)	85.13
July 31, 2005	12.09	.04(d,g,h)	1.90	1.94	—	—	—(e)	14.03	16.05(h)	17,603	1.69(d,i)	.33(d,g,h)	113.03
July 31, 2004	11.29	(.02)(d)	.82	.80	—	—	—(e)	12.09	7.09(f)	22,146	1.63(d )	(.16)(d )	101.63
July 31, 2003	10.06	—(e)	1.23	1.23	—	—	—	11.29	12.23	35,646	1.65	.02	131.93

CLASS R
January 31, 2008**	$16.65	.01(d)	(1.68)	(1.67)	(.01)	(.01)	—(e)	$14.97	(10.03)*	$183	.75*(d)	.09*(d)	45.05*
July 31, 2007	14.44	.02(d)	2.19	2.21	—	—	—(e)	16.65	15.31	286	1.50(d)	.12(d)	78.84
July 31, 2006	14.44	.02(d,j)	(.01)	.01	(.01)	(.01)	—(e)	14.44	.09(j)	272	1.35(d,i,j)	.17(d,j)	85.13
July 31, 2005	12.44	.08(d,g,h)	1.95	2.03	(.03)	(.03)	—(e)	14.44	16.33(h)	252	1.44(d,i)	.63(d,g,h)	113.03
July 31, 2004	11.59	.02(d)	.83	.85	—	—	—(e)	12.44	7.33(f)	301	1.38(d )	.14(d )	101.63
July 31, 2003†	10.57	.01	1.01	1.02	—	—	—	11.59	9.65*	1	.74*	.14*	131.93

CLASS Y
January 31, 2008**	$16.88	.06(d)	(1.70)	(1.64)	(.10)	(.10)	—(e)	$15.14	(9.76)*	$52,994	.50*(d)	.34*(d)	45.05*
July 31, 2007	14.62	.11(d)	2.21	2.32	(.06)	(.06)	—(e)	16.88	15.88	71,184	1.00(d)	.64(d)	78.84
July 31, 2006	14.62	.10(d,j)	(.02)	.08	(.08)	(.08)	—(e)	14.62	.55(j)	80,374	.85(d,i,j)	.68(d,j)	85.13
July 31, 2005	12.60	.14(d,g,h)	1.98	2.12	(.10)	(.10)	—(e)	14.62	16.91(h)	97,893	.94(d,i)	1.02(d,g,h)	113.03
July 31, 2004	11.67	.08(d)	.85	.93	—	—	—(e)	12.60	7.97(f)	111,037	.88(d )	.59(d )	101.63
July 31, 2003	10.33	.08	1.26	1.34	—	—	—	11.67	12.97	115,581.90		.77	131.93

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

40/41

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period January 21, 2003 (commencement of operations) to July 31, 2003.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage
of average
net assets

January 31, 2008	<0.01%

July 31, 2007	<0.01

July 31, 2006	<0.01

July 31, 2005	0.01

July 31, 2004	<0.01

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring payment from Putnam Management of $0.014 per share outstanding as of January 31, 2004 as restitution for losses resulting from the correction of operational errors. Without this payment, total returns for each class, for the fiscal year ended July 31, 2004 would have been as follows:

		Total
		return

Class A		7.50%

Class B		6.83

Class C		6.79

Class M		7.00

Class R		7.25

Class Y		7.88

(g) Reflects a special dividend received by the fund which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	$0.05	0.38%

Class B	0.05	0.38

Class C	0.05	0.38

Class M	0.05	0.38

Class R	0.06	0.42

Class Y	0.05	0.34

Financial highlights (Continued)

(h) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	$0.01	0.10%

Class B	0.01	0.10

Class C	0.01	0.10

Class M	0.01	0.10

Class R	0.01	0.08

Class Y	0.01	0.10

(i) Does not reflect reimbursements from Putnam Management related to changes in the calculation of fees pursuant to the fund’s management contract in connection with a settlement with the SEC, which amounted to 0.01% and 0.13% of average net assets for the periods ended July 31, 2006 and July 31, 2005, respectively.

(j) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.07% of average net assets for the period ended July 31, 2006.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 1/31/08 (Unaudited)

Note 1: Significant accounting policies

Putnam Research Fund (the “fund”) is a series of Putnam Investment Funds (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek capital appreciation by investing primarily in common stocks.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At January 31, 2008, the value of securities loaned amounted to $50,751,620. The fund received cash collateral of $52,416,467, which is pooled with collateral of other Putnam funds into 51 issues of short-term investments.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2007, the fund had a capital loss carryover of $422,297,045 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$133,146,597	July 31, 2010

289,150,448	July 31, 2011

The aggregate identified cost on a tax basis is $645,915,509, resulting in gross unrealized appreciation and depreciation of $34,563,925 and $84,856,005, respectively, or net unrealized depreciation of $50,292,080.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

K) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

Effective January 1, 2007, the fund and Putnam Management entered into an amended management contract (which was automatically terminated upon Putnam Management’s change of control on August 3, 2007 and replaced with a new, though substantially identical, contract that had been approved by shareholders in May 2007) in connection with a September 2006 agreement between Putnam Management and the SEC settling charges that the structure of the fund’s management fee did not fully comply with applicable SEC regulations concerning performance fees. Under both the amended contract and the previous contract, Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

The amended management contract provides that through June 30, 2008, the base fee described above will be subject to a downward adjustment based on the investment performance of the fund compared to changes in the value of the S&P 500 Index. The adjustment will reduce the base fee for a fiscal quarter by 0.01% of the fund’s average net assets for each full 1.00% increment in excess of 3.00% (subject to a maximum reduction of 0.07%) by which the fund underperforms the S&P 500 Index (i) over the 36-month period ending on the last day of the fund’s most recently completed calendar quarter (based on the fund’s average net assets over such 36-month period) or (ii) over the 36-month period ending at the end of the prior calendar quarter (based on the fund’s average net assets over the most recently completed calendar quarter), whichever results in the greatest downward adjustment. Following this transition period, the fund will pay Putnam Management only the applicable base fee.

From September 2004 to January 1, 2007, the fund’s base fee was subject to the downward adjustment described above and also to an upward adjustment if the fund outperformed the S&P 500 Index over a specified 36-month period. During these periods no upward adjustment to the fund’s base fee was applied. For the period ended January 31, 2008, the base management fee represented an effective annual basic rate of 0.62% of the fund’s average net assets before a decrease of $270,247 (0.08% annualized of the fund’s average net assets) based on performance.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009, to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper, Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended January 31, 2008, Putnam Management did not waive any of its management fee from the fund.

Putnam Investments Limited ("PIL"), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

For the period ended January 31, 2008, Putnam Management has assumed $1,156 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended January 31, 2008, thefund incurred $1,324,733 for custody and investor servicing agent functions provided by PFTC.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At January 31, 2008, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into arrangements with PFTC and State Street whereby PFTC's and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage service arrangements. For the six months ended January 31, 2008, the fund's expenses were reduced by $71,941 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $386, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee's average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended January 31, 2008, Putnam Retail Management, acting as underwriter, received net commissions of $8,724 and $220 from the sale of class A and class M shares, respectively, and received $40,256 and $1,314 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended January 31, 2008, Putnam Retail Management, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the six months ended January 31, 2008, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $292,649,664 and $391,333,855, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At January 31, 2008, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 1/31/08:
Shares sold	1,949,472	$ 32,176,542

Shares issued
in connection
with reinvestment
of distributions	78,912	1,288,636

	2,028,384	33,465,178

Shares
repurchased	(4,773,864)	(78,196,795)

Net decrease	(2,745,480)	$ (44,731,617)

Year ended 7/31/07:
Shares sold	6,161,889	$ 100,085,959

Shares issued
in connection
with reinvestment
of distributions	33,272	536,005

	6,195,161	100,621,964

Shares
repurchased	(12,538,867)	(203,063,333)

Net decrease	(6,343,706)	$ (102,441,369)

CLASS B	Shares	Amount

Six months ended 1/31/08:
Shares sold	142,105	$ 2,207,414

Shares issued
in connection
with reinvestment
of distributions	—	—

	142,105	2,207,414

Shares
repurchased	(2,351,654)	(36,211,264)

Net decrease	(2,209,549)	$ (34,003,850)

Year ended 7/31/07:
Shares sold	551,473	$ 8,339,593

Shares issued
in connection
with reinvestment
of distributions	—	—

	551,473	8,339,593

Shares
repurchased	(8,303,970)	(126,576,197)

Net decrease	(7,752,497)	$ (118,236,604)

CLASS C	Shares	Amount

Six months ended 1/31/08:
Shares sold	35,677	$ 559,360

Shares issued
in connection
with reinvestment
of distributions	—	—

	35,677	559,360

Shares
repurchased	(256,273)	(3,929,279)

Net decrease	(220,596)	$(3,369,919)

Year ended 7/31/07:
Shares sold	96,057	$ 1,475,554

Shares issued
in connection
with reinvestment
of distributions	—	—

	96,057	1,475,554

Shares
repurchased	(582,225)	(8,885,995)

Net decrease	(486,168)	$(7,410,441)

CLASS M	Shares	Amount
Six months ended 1/31/08:
Shares sold	10,765	$ 171,579

Shares issued
in connection
with reinvestment
of distributions	—	—

	10,765	171,579

Shares
repurchased	(89,563)	(1,405,865)

Net decrease	(78,798)	$(1,234,286)

Year ended 7/31/07:
Shares sold	37,940	$ 593,111

Shares issued
in connection
with reinvestment
of distributions	—	—

	37,940	593,111

Shares
repurchased	(261,232)	(4,081,782)

Net decrease	(223,292)	$(3,488,671)

CLASS R	Shares	Amount
Six months ended 1/31/08:
Shares sold	1,645	$ 26,877

Shares issued
in connection
with reinvestment
of distributions	10	170

	1,655	27,047

Shares
repurchased	(6,592)	(107,007)

Net decrease	(4,937)	$ (79,960)

Year ended 7/31/07:
Shares sold	6,186	$ 101,108

Shares issued
in connection
with reinvestment
of distributions	—	—

	6,186	101,108

Shares
repurchased	(7,861)	(125,451)

Net decrease	(1,675)	$ (24,343)

CLASS Y	Shares	Amount

Six months ended 1/31/08:
Shares sold	131,721	$ 2,151,600

Shares issued
in connection
with reinvestment
of distributions	24,459	402,104

	156,180	2,553,704

Shares
repurchased	(872,050)	(14,194,741)

Net decrease	(715,870)	$(11,641,037)

Year ended 7/31/07:
Shares sold	297,143	$ 4,838,395

Shares issued
in connection
with reinvestment
of distributions	18,538	300,682

	315,681	5,139,077

Shares
repurchased	(1,594,812)	(25,909,637)

Net decrease	(1,279,131)	$(20,770,560)

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended January 31, 2008, management fees paid were reduced by $2,690 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $180,507 for the period ended January 31, 2008. During the period ended January 31, 2008, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $90,594,365 and $98,734,272, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund's financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Brokerage commissions
(unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s Research group for the year ended January 31, 2008. The Putnam mutual funds in this group are Putnam Global Natural Resources Fund, Putnam Health Sciences Trust, Putnam Research Fund, Putnam Utilities Growth and Income Fund, Putnam VT Health Sciences Fund, Putnam VT Research Fund, and Putnam VT Utilities Growth and Income Fund.

The top five firms that received brokerage commissions for trades executed for the Research group are (in descending order) UBS Warburg, Credit Suisse First Boston, Merrill Lynch, Morgan Stanley and Company, and Goldman Sachs. Commissions paid to these firms together represented approximately 53% of the total brokerage commissions paid for the year ended January 31, 2008.

Commissions paid to the next 10 firms together represented approximately 33% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bear Stearns & Company, Citigroup Global Markets, Deutsche Bank Securities, First Albany Corporation, Jones Associates, JPMorgan Clearing, RBC Capital Markets, SG Cowen Securities Corporation, Wachovia Securities, and Weeden & Company.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Kenneth R. Leibler	Beth S. Mazor
Putnam Investment	Robert E. Patterson	Vice President
Management, LLC	George Putnam, III
One Post Office Square	W. Thomas Stephens	James P. Pappas
Boston, MA 02109	Richard B. Worley	Vice President

Francis J. McNamara, III
Investment Sub-Manager	Officers	Vice President and
Putnam Investments Limited	Charles E. Haldeman, Jr.	Chief Legal Officer
57-59 St James’s Street	President
London, England SW1A 1LD		Robert R. Leveille
	Charles E. Porter	Vice President and
Marketing Services	Executive Vice President,	Chief Compliance Officer
Putnam Retail Management	Principal Executive Officer,
One Post Office Square	Associate Treasurer and	Mark C. Trenchard
Boston, MA 02109	Compliance Liaison	Vice President and
BSA Compliance Officer
Custodian	Jonathan S. Horwitz
State Street Bank and	Senior Vice President	Judith Cohen
Trust Company	and Treasurer	Vice President, Clerk and
Assistant Treasurer
Legal Counsel	Steven D. Krichmar
Ropes & Gray LLP	Vice President and Principal	Wanda M. McManus
	Financial Officer	Vice President, Senior Associate
Trustees		Treasurer and Assistant Clerk
John A. Hill, Chairman	Janet C. Smith
Jameson Adkins Baxter,	Vice President, Principal	Nancy E. Florek
Vice Chairman	Accounting Officer and	Vice President, Assistant Clerk,
Charles B. Curtis	Assistant Treasurer	Assistant Treasurer and
Robert J. Darretta		Proxy Manager
Myra R. Drucker	Susan G. Malloy
Charles E. Haldeman, Jr.	Vice President and
Paul L. Joskow	Assistant Treasurer
Elizabeth T. Kennan

This report is for the information of shareholders of Putnam Research Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM
INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

SA067 249767 3/06

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: March 31, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: March 31, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: March 31, 2008